EXHIBIT 10.6
REGULATION S STOCK PURCHASE AGREEMENT

This Regulation S Stock Purchase Agreement (the “Agreement”) is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

This Agreement has been executed by the undersigned in connection with the private placement of shares of the Common Stock (hereinafter referred to as the "Shares") of United States Oil and Gas Corp., a Delaware corporation, (hereinafter referred to as the "Seller"), Worth Systems, Inc., a Panamanian Seller, a resident of a non USA Jurisdiction (hereinafter referred to as the "Purchaser"), and William B. Barnett, Attorney Escrow Account No.1 (hereinafter referred to as the “Escrow Agent”) hereby represents and warrants to, and agrees with the Seller as follows:

1.           Agreements to Purchase; Purchase Price

a.
The Seller agrees to sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase, subject to the conditions hereinafter set forth, from the Seller up to Three Million (3,000,000) shares of Seller’s common stock (the “Shares”) at a purchase price of $0.45 per share (the “Purchase Price”), up to a total Purchase Price of $1,350,000, subject to the conditions set forth below.

b.
Closing; Payment.  The transaction will be closed in an offshore transaction, and the Purchaser will pay the Purchase Price in US Dollars to the account of the Escrow Agent designated by the Purchaser for this purpose. Purchaser shall initiate the closing process for each purchase by sending or faxing a written purchase notice to Seller at the address set forth below (the “Purchase Notice”).  The Purchase Notice shall set forth the number of Shares to be purchased and the total consideration to be paid in accordance with Purchase Price formula described in 1.a above (the “Closing”). The Seller will deliver a stock certificate, or a list of stock certificates representing such Shares in the name of Purchaser (collectively “Certificate”) to the Escrow Agent within seven (7) days of payment.

c.
Form of Payment; Escrow.  Purchaser shall cause the payment of the Purchase Price by delivering good and immediately available funds in United States Dollars to the escrow trust account of a designated bank account for credit to the account of Seller as set forth herein. The Escrow Agent will complete the closing process by wiring the Purchase Price to the designated bank account of the Seller. The Seller, or its transfer agent, will deliver a certificate within seven (7) days of payment.

Seller/Purchaser Initials: ________    ________

d.
Delivery of Purchase Notice; Term.  A Purchase Notice may be for all or a part of the Purchase Price described in 1.a above.  Purchaser may deliver more than one Purchase Notice, provided, however, that the number of shares purchased pursuant to all Purchase Notices shall not exceed Three Million (3,000,000) shares as described in 1a. above.    Purchaser shall have to and until May 9, 2009 (the “Termination Date”) to deliver one or more Purchase Notices to the Seller at which time this Agreement shall terminate, unless extended in writing by the parties.  Purchaser understands and agrees that the Seller, in its sole discretion, may terminate this Agreement by providing Purchaser with a written notice thirty (30) days prior to the desired termination date. In the event this Agreement is terminated prior to the Termination Date, Seller agrees to honor all sales made prior to the Termination Date.

e.
Covenant of Best Efforts.  The Purchaser agrees to use its best efforts to purchase the Shares between the date hereof and May 9, 2009.  Purchaser shall only be liable to purchase the number of Shares set forth in each Purchase Notice.

2.           Purchaser Representations: Access to Information; Independent Investigation

a.	Offshore Transaction. Purchaser represents and warrants to Seller as follows:

(i)	Purchaser is not a U.S. person as that term is defined under Regulation S;

(ii)	At the time the buy order was originated, Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

(iii)	Purchaser is purchasing the Shares for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States;

(iv)
Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.

(v)
Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemption from the registration requirements of Federal and State securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares.

b.	Current Public Information. Purchaser acknowledges that Purchaser has been furnished with or has acquired copies of the Seller's most recent financial statement.

c.
Independent Investigation; Access.  Purchaser acknowledges that Purchaser in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it and it's purchaser representatives, if any and Purchaser and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material books and records of the Seller, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from Seller or any person acting on its behalf concerning the terms and conditions of this offering.  Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the Seller and materials relating to the offer and sale of the Shares, which have been requested.  Purchaser and its advisors, of any, have received complete and satisfactory answers to any such inquiries.

Seller/Purchaser Initials: ________    ________

d.	No Government Recommendation or Approval. Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

e.
Sophistication and Knowledge. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares.  The Purchaser is not relying on the Seller with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser’s own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.

f.
Lack of Liquidity.  The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.  The Purchaser acknowledges and understands that the Shares may not be sold to a U.S. Person (as hereinafter defined) or into the United States for a period of one (1) year from the date of purchase, only in accordance with the provisions provided under Regulation S, and that Purchaser has no present need for liquidity in connection with its purchase of the Shares.

g.
No Public Solicitation.  The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.  Neither the Seller nor the Purchaser nor any person acting on behalf of either of them has engaged or will engage in any “Directed Selling Efforts in the U.S.” as defined in Regulation S promulgated by the SEC pursuant to the Securities Act with respect to the Shares purchased hereby.

h.
Requirements for Transfer.  Purchaser agrees that it will not require transfer the Shares, and the Seller shall not be required to transfer the shares on its books unless the transferee executes a representation letter in a form reasonably acceptable to the Seller and a form certificate of delivery instructions that is acceptable to the Escrow Agent.

i.
Compliance with Local Laws.  The Purchaser will only make offers and sales of the Shares during the “distribution compliance period” as defined in Rule 902(f) of Regulation S to persons permitted to purchase such Shares in offshore transactions in reliance upon Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

Seller/Purchaser Initials: ________    ________

j.
Regulation S Exemption.  The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares.  In this regard, the Purchaser represents, warrants, and agrees that:

(i)	The Purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Seller. A U.S. Person means any one of the following:

a)	any natural person resident in the United States of America;

b)	any partnership or corporation organized or incorporated under the laws of the United States of America;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States of America;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(g)
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(h)	any partnership or corporation if:

Organized or incorporated under the laws of any foreign jurisdiction; and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii)	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(iii)
The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

Seller/Purchaser Initials: ________    ________

(iv)
The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom, and in accordance with all applicable state and foreign securities laws.  Without limiting the foregoing, the Purchaser will not, in connection with its resale of the Shares, make any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.  Purchaser agrees that, in connection with its resale of Shares, it will provide to the persons who purchase Shares no information regarding the Seller that is not contained in the SEC Filings, the Seller’s website, or written materials approved in advance in writing by the Seller.

(v)
The Purchaser has not in the United States engaged in, and will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vi)
Neither the Purchaser nor any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(vii)
The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii)
Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

k.
The Purchaser understands and agrees that the Seller shall be under no obligation whatsoever to include any of said securities in any future registration statement filed under the Securities Act of 1933 and that consequently, the sale or transfer thereof in the future will be subject to significant restrictions as provided in Regulation S under the Securities Act. Purchaser expressly acknowledges that the Seller is making and in the future may make other offers and sale of its securities on different terms and conditions as determined in the Seller management’s sole discretion.

3.           Seller Representations.

a.	Reporting Seller Status. United States Oil and Gas Corporation is not a public Seller nor is it a reporting Seller.

Seller/Purchaser Initials: ________    ________

b.	Offshore Transaction.

(i)	Seller has not offered these securities to any person in the United States or to any U.S. person as that term is defined in Regulation S.

(ii)	At the time the buy order was originated, Seller and/or its agent reasonably believed Purchaser was outside of the United States and was not a U.S. person.

(iii)	Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a Purchaser in the United States.

c.
No Directed Selling Efforts.  In regard to this transaction, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S, nor has Seller conducted any general solicitation relating to the offer and sale of the Shares within securities to person resident within the United States or elsewhere.

d.
Removal of Restrictive Legend. At the end of the Restricted Period the Seller will provide to its Transfer Agent a legal opinion prepared by Seller Counsel to the effect that the restrictive legend may be appropriately removed from the Share Certificates, should such a legal opinion be required by the Transfer Agent in order to so remove the restrictive legend.  All fees relating to the removal of the legend, except for selling or brokerage commissions, shall be borne by the Seller.  However, nothing contained herein shall affect in any way the Purchaser’s obligation and agreement to comply with all applicable securities laws upon the sale of the Shares.

4.	Escrow Agent Representations.

a.
The Escrow Agent shall create a depository account with a recognized bank for the receipt and safe keeping of funds during the term of this agreement. Purchaser understands that the Escrow Agent is also legal counsel to the Seller, and Purchaser hereby agrees to such legal counsel acting as the Escrow Agent for the transactions set forth in this Agreement.  If a dispute arises relating to this Agreement, both the Purchaser and Seller shall have to obtain their own legal counsel, who is not a party to this Agreement.

b.
Escrow Agent shall be under no duty to determine whether the Seller and the Purchaser are complying with requirements of this Agreement in tendering to the Escrow Agent said proceeds of the sale of said Shares. The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine-and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth in this Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Agreement unless first indemnified to its satisfaction. The Escrow Agent may consult counsel in respect of any question arising under this Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.

Seller/Purchaser Initials: ________    ________

c.
Upon receipt by the Escrow Agent of funds sufficient to consummate the sale and purchase of all or a portion of the Shares under the terms stated herein, and upon the completion by the Purchaser of the certificate of delivery instructions, and upon receipt by the Escrow Agent of notice sufficient to the Escrow Agent of such funds having cleared Escrow Agent's bank and being funds free, clear and available for payment by the Escrow Agent, Escrow Agent shall notify the Seller of number of shares to be purchased, and the funds availability for uses in the consummation of a sale and purchase of all or a portion of the Shares.

d.
Escrow Agent shall maintain adequate records to ensure that the Purchaser is properly credited with any amount remitted to Escrow Agent by the Purchaser, and that Purchaser receives the proper number of shares purchased by such Purchaser.

e.
Purchaser and Seller agree that the Escrow Agent is hereby authorized to receive two and one-half percent (2½ %) of all monies received from the Purchaser, as full compensation for all escrow services provided by the Escrow Agent.  After receipt of the funds from the Purchaser from the sale of Shares, the Escrow Agent shall deduct 2½ % of such funds and send the net amount as instructed by the Purchaser and Seller.

All moneys and funds contemplated in this Agreement shall be in United States Dollars.

5.           Duty and Liability of the Escrow Agent.

a.
The sole duty of the Escrow Agent shall be to receive proceeds from the sale of Seller’s Shares and hold them subject to release, in accordance herewith, and the Escrow Agent shall be under no duty to determine whether the Seller or the Purchaser is complying with the requirements of this Agreement, the Transaction Documents, as more fully defined hereinafter, or applicable law, including the “Act”, in tendering the proceeds to the Escrow Agent.  No other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be referred to herein or deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof, and the Escrow Agent’s rights and responsibilities shall be governed solely by this Agreement.  The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any other agreement between the Seller and/or Purchaser and any other party.

b.
The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth in this Agreement.

Seller/Purchaser Initials: ________    ________

c.
The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Escrow Agreement unless first indemnified to its reasonable satisfaction.  The Escrow Agent may consult counsel of its own choice with respect to any question arising under this Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.  The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent’s gross negligence or willful misconduct was the primary cause of loss.

d.
The Escrow Agent is acting solely as escrow agent hereunder and owes no duties, covenants or obligations, fiduciary or otherwise, to any other person by reason of this Escrow Agreement, except as otherwise stated herein, and no implied duties, covenants or obligations, fiduciary or otherwise, shall be read into this Escrow Agreement against the Escrow Agent.  The Escrow Agent’s duties hereunder are purely ministerial in nature, and in no event shall the Escrow Agent be deemed to be a fiduciary to the Seller, the Purchaser, or any other person relating to the purchase and sale of Shares.

e.
In the event of any disagreement between any of the parties to this Escrow Agreement, or between any of them and any other person,  resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons.  Notwithstanding the foregoing, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction and the Escrow Agent is hereby authorized in its sole discretion to comply with and obey any such orders, judgments, decrees or levies.  In the event that any controversy should arise with respect to this Escrow Agreement, the Escrow Agent shall have the right, at its option, to institute an interpleader action in any court of competent jurisdiction to determine the rights of the parties.

f.
In no event shall the Escrow Agent be liable, directly or indirectly, for any special, indirect or consequential losses or damages of any kind whatsoever (including without limitation lost profits), even if the Escrow Agent has been advised of the possibility of such losses or damages and regardless of the form of action.  The parties agree that the Escrow Agent has no role in the preparation of the Agreement, the Transaction Documents or any other documents used for the sale of Seller’s Shares, has not reviewed any such documents and makes no representations or warranties with respect to the information contained therein or omitted therefrom.  The Escrow Agent shall have no obligation, duty or liability with respect to compliance with any federal or state securities, disclosure or tax laws concerning this Agreement or the issuance, offering or sale of the Shares.  The Escrow Agent shall have no duty or obligation to monitor the application and use of (a) the proceeds once transferred to the Seller or, (b) the Shares after delivery to the Purchaser, if so instructed by the parties hereto, that being the only obligations and responsibilities of the Escrow Agent.  Under no circumstances will the Escrow Agent be required to, risk or advance its own funds, nor incur personal financial liability to the Seller, any Purchaser, or any other person.

Seller/Purchaser Initials: ________ ________

6.
Legends on Certificates.  The transaction restriction in connection with this offshore offer and sale restricts Purchaser from offering and selling to U.S. persons or for the account or benefit of a U.S. person.  Purchaser acknowledges that the certificate(s) evidencing the Shares will have attached to it a Regulation S legend in the form of Exhibit A hereto.

7.
Exemptions; Reliance on Representations.  Purchaser understands that the offer and sale of the Shares is not being registered under the 1933 Act.  Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation.  Rules 901 through 904 of Regulation S govern this transaction.

8.
Transfer Agent Instruction.  Seller's transfer agent will be instructed to issue one or more share certificates representing Shares with a restrictive legend attached thereto in the name of Purchaser (collectively “Certificate”). Seller further warrants that stop transfer instructions have been given to the transfer agent and that these shares are not freely transferable on the books and records of the Seller until an exemption from registration for these shares has been complied with.

9.
Stock Delivery Instructions.  The share certificate shall be delivered by Seller to Escrow Agent with instructions to deliver the share certificate to Purchaser upon Purchaser’s payment of the full Purchase Price and the confirmation by Escrow Agent of good and immediately available funds in said amount to the account of Seller. Purchaser shall provide Escrow Agent with appropriate share certificate delivery information.  Escrow Agent shall not deliver the share certificate unless and until good and immediately available funds in the amount of the full Purchase Price have been confirmed to the account of Seller.  In the alternative, the Seller’s transfer agent may notify the Escrow Agent (the “Notice”) that it has sent out, by first class mail, the share certificates to Purchaser.  The Purchaser and Seller agree that the Escrow Agent may rely on the transfer agent’s Notice and in reliance on this Notice, the Escrow Agent shall disperse the funds in accordance with this Agreement.

Seller/Purchaser Initials: ________ ________

10.	Conditions to the Seller's Obligation to Sell. Purchaser understands that Seller's obligation to sell the stock is conditioned upon:

a.	The receipt and acceptance by Seller of this Agreement for all of the Shares as evidenced by execution of this Agreement by the President or any Vice President of the Seller.

b.	Deliver into the closing depository by Purchaser of good funds as payment in full for the purchase of the Shares to be delivered subject to the receipt and acceptance of a purchase notice.

c.	Compliance with the term and conditions of this Agreement.

11.	Conditions to Purchaser's Obligation to Purchase. Seller understands that Purchaser's obligation to purchase the Stock is conditioned upon:

a.	Acceptance by Purchaser of this Agreement for the sale of the Shares.

b.	Delivery of Shares of common stock with a restrictive legend attached thereto.

c.	Purchaser's determination, in its sole and absolute discretion, to acquire the shares pursuant to this Agreement.

12.
No Waiver; Cumulative Remedies.  No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

13.
Indemnification of Escrow Agent.  The Seller hereby indemnifies and hold harmless the Escrow Agent from and against, any and all loss, liability, reasonable cost, damage and expense, including, without limitation, reasonable counsel fees (collectively, “Losses”), which the Escrow Agent may suffer or incur by reason of its service pursuant to this Escrow Agreement, including but not limited to any Losses arising out of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such action, claim or proceeding is determined by a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of the Escrow Agent.  The terms of this Section shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

14.
Amendments, Waivers and Consents.  Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Seller shall obtain consent thereto in writing from the Purchaser.  Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Seller/Purchaser Initials: ________    ________

15.
Addresses for Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.  All such notices, requests, demands and other communications shall be considered to be effective when delivered to:

William B. Barnett Attorney Escrow Account No.1
21550 Oxnard Street, Suite 200
Woodland Hills, California 91367
USA

Worth Systems Inc.
P.O. Box 0816-01632
Panama City, Republic of Panama
Panama

United States Oil and Gas Corporation
8650 Spicewood Springs Rd., Ste. 145-591
Austin, Texas 78759
USA
Alex Tawse, CEO

16.	Costs, Expenses and Taxes. All parties to bear their own expenses.

17.
Effectiveness; Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser and the respective successors and assigns; provided that, the Seller may not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser.  The Purchaser may assign all or any part of its rights and obligations hereunder to any person who acquires any Shares or Warrants owned by the Purchaser subject to the conditions of this Agreement.

18.
Prior Agreements.    This Agreement along with the instruments contemplated hereby and executed and delivered in connection herewith (“Transaction Documents”) constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

19.
Severability. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

Seller/Purchaser Initials: ________    ________

20.
Governing Law; Venue.  This Agreement shall be enforced, governed and construed in accordance with the laws the State of Texas or federal securities law where applicable without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought to the courts sitting in Austin, Texas, United States of America, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding.  Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in Texas, United States of America.

Purchaser hereby waives, and agrees not to assert against the Seller, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

21.	Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

22.
Survival of Representations and Warranties.  All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

23.
Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

24.
Parties in Interest.  Nothing in this Agreement or the Transaction Documents, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement or the Transaction Documents on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement or the Transaction Documents intended to relieve or discharge the obligation or liability of any third party to this Agreement or the Transaction Documents, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement or the Transaction Documents.

Seller/Purchaser Initials: ________    ________

25.
Further Assurances.  From and after the date of this Agreement, upon the request of the Purchaser or the Seller, the Seller and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

[See Attached Signature Page]

Seller/Purchaser Initials: ________    ________

IN WITNESS WHEREOF, the parties hereto have caused this Regulation S Stock Purchase Agreement to become effective as of the date written below.

Effective the 9th day of May, 2008

Seller: United States Oil and Gas Corp.		Purchaser: Worth Systems, Inc., a Panamanian Seller
By:	/s/ Alex Tawse	By:	/s/ Melvin A. Plicet
	Alex Tawse		Melvin Antonio Plicet

Title:	Chief Executive Officer	Title:	President
	Authorized Signatory		Authorized Signatory

Escrow Agent: William B. Barnett Attorney Escrow Account No. 1

By
William B. Barnett

Title:	Principal
Authorized Signatory

Seller/Purchaser Initials: ________    ________

Exhibit A

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ARE RESTRICTED SECURITIES AS DEFINED UNDER REGULATION S AND CANNOT BE TRADED IN THE UNITED STATES FOR A PERIOD OF 12 MONTHS FROM THE DATE OF ISSUE AND REQUIRE WRITTEN RELEASE FROM EITHER THE ISSUING ISSUER OR THEIR ATTORNEY PRIOR TO LEGEND REMOVAL

Seller/Purchaser Initials: ________    ________